UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8611

Name of Fund: Legg Mason Charles Street Trust, Inc.

Address of Principal Executive Offices: 100 Light Street, Baltimore, MD 21202

Name and address of agent for service:

Richard M. Wachterman, Esq.

Legg Mason Wood Walker, Incorporated

100 Light Street

Baltimore, MD 21202.

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: March 31, 2004

Date of reporting period: March 31, 2004

Item 1 – Report to Shareholders

Batterymarch U.S. Small

Capitalization Equity Portfolio

Portfolio Manager Commentary and

Annual Report to Shareholders

March 31, 2004

Batterymarch

U.S. Small Capitalization

Equity Portfolio

Annual Report to Shareholders

March 31, 2004

Annual Report to Shareholders

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Batterymarch U.S. Small Capitalization Equity Portfolio

Average annual total returns for the Fund and several comparative indices for various periods ended March 31, 2004, are presented below:

	Since InceptionA	3 Years	1 Year	First Quarter 2004

Batterymarch U.S. Small Cap Institutional Class	+5.27%	+12.10%	+50.52%	+6.25%
Financial Intermediary Class	+34.22%	N/A	+50.01%	+6.07%

Russell 2000 IndexB	+1.87%	+10.90%	+63.83%	+6.26%

S&P 500 Stock Composite IndexC	-3.18%	+0.63%	+35.12%	+1.69%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasoninstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions.

The one-year period ended March 31, 2004, saw exceptionally strong equity returns, particularly for small-capitalization stocks, following a year of dramatically negative returns. The small-cap Russell 2000 Index rose 63.83%, significantly outperforming the large-cap S&P 500 Index, which was up 35.12%. For the Russell 2000 Index, the best performing of its 20 sectors were Financials—Diversified, Consumer Cyclicals and Software & Services, all up over 80% for the period. The worst performing sectors for the index rose over 30%; these included Utilities, Transportation and Energy Services. While the Russell 2000 Growth IndexD dominated the Russell 2000 Value IndexE during the first half of the year, the Value Index outpaced the Growth Index by 133 basis pointsF for the one-year period ended March 31, 2004.

For the fiscal year ended March 31, 2004, the Fund’s return on Institutional Class shares was 50.52%, on a net asset value basis. The Fund participated in the strong market move for the twelve-month period ended March 31, 2004, although the Fund’s return lagged that of its benchmark, the Russell 2000 Index. While the Fund benefited from positive stock selection, most notably within the Health Care – Services sector, due to holdings such as Sierra Health Services and US Oncology, overall stock selection was negative, particularly within the Technology, Health Care and Software & Services sectors. In addition, sector allocations were slightly negative, including the overweight in Energy and underweight in Retailers.

Batterymarch Financial Management, Inc.

April 26, 2004

A	The Fund’s Institutional Class inception date is March 13, 2000. The Financial Intermediary Class inception date is January 9, 2003. Index returns are for periods beginning February 29, 2000.
B	Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. It is not possible to invest in an index.
C	An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.
D	Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
E	Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
F	100 basis points = 1%.

Annual Report to Shareholders

PERFORMANCE INFORMATION

Batterymarch U.S. Small Capitalization Equity Portfolio

The following graphs compare the Fund’s Institutional and Financial Intermediary Classes’ performance against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $1 million investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in a Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a Fund’s return, so that they differ from actual year-to-year results.

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasoninstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not predict future performance.

A	Measures the performance of the 2,000 smallest companies in the Russell 3000 index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Index returns are for periods beginning February 29, 2000. It is not possible to invest in an index.

Annual Report to Shareholders

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not predict future performance.

B	Index returns are for the periods beginning December 31, 2002.

PERFORMANCE INFORMATION—Continued

Selected Portfolio Performancec

Strongest performers for the year ended March 31, 2004D		Weakest performers for the year ended March 31, 2004D

1. Sierra Health Services, Inc.	+182.2%	1. UGI Corporation	+11.9%
2. Pediatrix Medical Group, Inc.	+150.6%	2. Albany International Corp.	+18.4%
3. R&G Financial Corporation	+138.7%	3. Trustmark Corporation	+25.3%
4. Silgan Holdings Inc.	+106.3%	4. Cabot Oil & Gas Corporation	+28.1%
5. The Ryland Group Inc.	+106.2%	5. City Holding Company	+29.6%
6. University of Phoenix Online	+104.0%	6. John H. Harland Company	+29.9%
7. Universal Forest Products, Inc.	+98.9%	7. Lennox International Inc.	+31.9%
8. Checkpoint Systems Inc.	+92.1%	8. Progress Software Corporation	+33.7%
9. Acuity Brands, Inc.	+83.3%	9. IPC Holdings, LTD.	+33.7%
10. Oshkosh Truck Corporation	+79.8%	10. Sky Financial Group, Inc.	+36.5%

C	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they are paid.
D	Securities held for the entire year.

Annual Report to Shareholders

STATEMENT OF NET ASSETS

March 31, 2004

(Amounts in Thousands)

Batterymarch U.S. Small Capitalization Equity Portfolio

	% OF NET ASSETS	SHARES/PAR	VALUE

Common Stock and Equity Interests	97.2%

Auto and Transportation	3.4%
America West Holdings Corporation		157	$1,492	A
American Axle & Manufacturing Holdings, Inc.		44	1,610	A
BorgWarner, Inc.		26	2,223
ExpressJet Holdings, Inc.		359	4,470	A
Mesa Air Group, Inc.		168	1,391	A
OMI Corporation		121	1,380
Oshkosh Truck Corporation		57	3,171
Tenneco Automotive Inc.		305	3,870	A

			19,607

Consumer Discretionary	13.6%
Administaff, Inc.		156	2,724	A
Aeropostale, Inc.		58	2,107	A
Ameristar Casinos, Inc.		78	2,619	A
BJ’s Wholesale Club, Inc.		129	3,281	A
Borders Group, Inc.		91	2,170
Carmike Cinemas, Inc.		33	1,226
CBRL Group		94	3,722	A
CEC Entertainment Inc.		207	7,183	A
Choice Hotels International, Inc.		68	3,020
CSK Auto Corporation		208	3,765	A
Gamestop Corporation		143	2,573	A
Global Imaging Systems, Inc.		155	5,136	A
Jo-Ann Stores, Inc.		57	1,599	A
Kellwood Company		103	4,055
Kenneth Cole Productions, Inc.		72	2,462
MAXIMUS, Inc.		33	1,162	A
Memberworks Incorporated		105	3,677	A
PDI, Inc.		93	2,352	A
Penn National Gaming, Inc.		64	1,841	A
Rollins, Inc.		88	2,270
Ruby Tuesday, Inc.		59	1,881
The Men’s Wearhouse, Inc.		102	2,710	A
The Neiman Marcus Group, Inc.		42	2,260
The Toro Company		75	4,669
United Stationers Inc.		132	5,536	A
University of Phoenix Online		19	1,645	A
West Corporation		38	956	A

			78,601

Annual Report to Shareholders

STATEMENT OF NET ASSETS—Continued

Batterymarch U.S. Small Capitalization Equity Portfolio—Continued

	% OF NET ASSETS	SHARES/PAR	VALUE

Common Stock and Equity Interests—Continued

Consumer Staples	3.9%
AnnTaylor Stores Corporation		103	$4,400	A
Brown Shoe Company, Inc.		63	2,302
Chiquita Brands International, Inc.		99	2,064	A
Claire’s Stores, Inc.		290	6,048
Gevity HR, Inc.		57	1,673
Jacuzzi Brands, Inc.		377	3,541	A
Sanderson Farms, Inc.		63	2,323

			22,351

Energy	7.2%
Cabot Oil & Gas Corporation		64	1,970
Core Laboratories N.V.		96	2,040	A
Energen Corporation		129	5,338
Hugoton Royalty Trust		72	1,584
Magnum Hunter Resources, Inc.		226	2,294	A
Nuevo Energy Company		120	3,917	A
Petroleum Development Corporation		58	1,670	A
Stone Energy Corporation		79	3,917	A
Swift Energy Company		59	1,110	A
Tesoro Petroleum Corporation		321	6,035	A
TETRA Technologies, Inc.		68	1,764	A
The Houston Exploration Company		60	2,675	A
Universal Compression Holdings, Inc.		77	2,530	A
Weststar Energy, Inc.		106	2,213
World Fuel Services Corporation		62	2,259

			41,316

Financials	19.1%
Arch Capital Group Ltd.		82	3,430	A
Banco Latinoamericano de Exportaciones, S.A.		100	1,818
Brandywine Realty Trust		47	1,427
Capital Automotive REIT		83	2,939
Cash America International, Inc.		185	4,260
City Holding Company		28	960
Compucredit Corporation		169	3,564	A
Cullen/Frost Bankers, Inc.		39	1,676
Delphi Financial Group, Inc.		48	2,027
Dime Community Bancshares		104	2,115
eFunds Corporation		75	1,237	A
Endurance Specialty Holdings Limited		63	2,253

	% OF NET ASSETS	SHARES/PAR	VALUE

Common Stock and Equity Interests—Continued

Financials—Continued
First BanCorp.		116	$4,842
Flagstar Bancorp, Inc.		249	6,397
Fremont General Corporation		245	7,497
Impac Mortgage Holdings, Inc.		40	1,096
IPC Holdings, Ltd.		106	4,179
Irwin Financial Corporation		172	4,637
John H. Harland Company		98	3,036
Keystone Property Trust		51	1,245
Kilroy Realty Corporation		38	1,353
Lexington Corporate Properties Trust		53	1,157
MB Financial, Inc.		21	825
New Century Financial Corporation		148	7,201
Parkway Properties, Inc.		19	888
PFF Bancorp, Inc.		17	660
R&G Financial Corporation		179	6,179
Redwood Trust, Inc.		43	2,655
Silicon Valley Bancshares		72	2,323	A
Sky Financial Group, Inc.		42	1,077
South Financial Group Incorporated		152	4,497
The Mills Corp.		79	4,231
Thornburg Mortgage Asset Corporation		129	4,021
Trustmark Corporation		45	1,321
Ventas, Inc.		151	4,147
W Holding Company, Inc.		373	6,978

			110,148

Health Care	12.8%
Advanced Medical Optics, Inc.		97	2,376	A
ALARIS Medical Systems, Inc.		235	4,386	A
CONMED Corporation		79	2,331	A
DJ Orthopedics Incorporated		146	3,777	A
First Horizon Pharmaceutical Corporation		230	3,625	A
Gen-Probe Incorporated		91	3,047	A
IDEXX Laboratories, Inc.		98	5,585	A
Invacare Corporation		43	1,932
Kos Pharmaceuticals, Inc.		118	4,811	A
Ocular Sciences, Inc.		24	700	A
Owens & Minor, Inc.		90	2,287
Pediatrix Medical Group, Inc.		73	4,574	A
Province Healthcare Company		70	1,107	A

Annual Report to Shareholders

STATEMENT OF NET ASSETS—Continued

Batterymarch U.S. Small Capitalization Equity Portfolio—Continued

	% OF NET ASSETS	SHARES/PAR	VALUE

Common Stock and Equity Interests—Continued

Health Care—Continued
QLT Inc.		231	$5,900	A
Respironics, Inc.		101	5,461	A
SFBC International, Inc.		77	2,297	A
Sierra Health Services, Inc.		106	3,875	A
Sybron Dental Specialties, Inc.		206	5,602	A
Tanox, Inc.		185	2,756	A
Techne Corporation		54	2,216	A
US Oncology, Inc.		336	4,969	A

			73,614

Materials	9.7%
Acuity Brands, Inc.		207	4,946
Agrium Inc.		142	2,081
Albany International Corp.		96	2,581
AptarGroup, Inc.		46	1,782
Carlisle Companies Incorporated		45	2,566
Corn Products International, Inc.		82	3,272
Eagle Materials Inc.		29	1,695
Harsco Corporation		87	3,936
Hercules Incorporated		263	3,023	A
Lennox International Inc.		196	3,628
Metal Management, Inc.		56	2,058	A
OM Group, Inc.		59	1,800	A
Schnitzer Steel Industries, Inc.		171	5,468
Silgan Holdings Inc.		87	3,969	A
Southern Peru Copper Corporation		53	2,156
Universal Forest Products, Inc.		56	1,722
Washington Group International, Inc.		44	1,592	A
Watsco, Inc.		90	2,619
York International Corporation		130	5,110

			56,004

Producer Durables	9.6%
Briggs & Stratton Corporation		91	6,167
Brookfield Homes Corporation		66	2,316
C-COR.net Corp.		194	2,720	A
California Amplifier, Inc.		44	583	A
Imagistics International Inc.		59	2,586	A
Kulicke and Soffa Industries, Inc.		165	1,929	A
M.D.C. Holdings, Inc.		61	4,282

	% OF NET ASSETS	SHARES/PAR	VALUE

Common Stock and Equity Interests—Continued

Producer Durables—Continued
Measurement Specialties, Inc.		99	$1,910	A
Moog Inc.		87	2,968	A
MTS Systems Corporation		77	2,125
Rayovac Corporation		90	2,577	A
Rofin-Sinar Technologies, Inc.		72	2,134	A
Standard Pacific Corp.		76	4,554
Terex Corporation		150	5,531	A
The Genlyte Group Incorporated		41	2,298	A
The Middleby Corporation		62	2,832
The Ryland Group, Inc.		91	8,039

			55,551

Technology	13.1%
Advanced Digital Information Corporation		111	1,259	A
Advanced Energy Industries, Inc.		103	2,104	A
Ase Test Limited		273	2,999	A
Aspect Communications Corporation		360	5,636	A
Aspen Technology, Inc.		335	2,740	A
Benchmark Electronics, Inc.		174	5,492	A
Checkpoint Systems Inc.		193	3,655	A
Computer Network Technology Corporation		204	1,628	A
Conexant Systems Inc.		583	3,592	A
Diodes Incorporated		98	2,146	A
Ditech Communications Corporation		55	908	A
Electronics for Imaging, Inc.		124	3,042	A
Epicor Software Corporation		235	3,117	A
Genesis Microchip Incorporated Delaware		10	164	A
Intervoice, Inc.		124	2,087	A
Keane, Inc.		163	2,566	A
Komag, Incorporated		181	3,324	A
PerkinElmer, Inc.		112	2,311
Progress Software Corporation		109	2,606	A
Silicon Storage Technology, Inc.		142	1,832	A
SS&C Technologies, Inc.		117	2,840
Standard Microsystems Corporation		64	1,697	A
Sybase, Inc.		349	7,321	A
Transaction Systems Architects, Inc.		123	2,837	A
Tyler Technologies, Inc.		296	2,873	A

Annual Report to Shareholders

STATEMENT OF NET ASSETS—Continued

Batterymarch U.S. Small Capitalization Equity Portfolio—Continued

	% OF NET ASSETS	SHARES/PAR	VALUE

Common Stock and Equity Interests—Continued

Technology—Continued
United Online, Inc.		265	$4,421	A

			75,197

Telecommunication Services	1.7%
Brightpoint, Inc.		250	3,835	A
Cincinnati Bell Inc.		411	1,672
Westell Technologies, Inc.		544	3,973	A

			9,480

Utilities	3.1%
Avista Corporation		117	2,214
El Paso Electric Company		103	1,431	A
PNM Resources Inc.		90	2,707
Primus Telecommunications Group, Incorporated		585	4,917	A
PTEK Holdings, Inc.		425	3,905	A
UGI Corporation		88	2,884

			18,058

Total Common Stock and Equity Interests (Identified Cost—$491,260)			559,927

Repurchase Agreements	1.1%
Goldman, Sachs & Company 1.04%, dated 3/31/04, to be repurchased at $3,219 on 4/1/04 (Collateral: $3,208 Fannie Mae mortgage-backed securities, 5.5%, due 5/1/33, value $3,298)		$3,219	3,219
J.P. Morgan Chase & Co., Inc. 1.02%, dated 3/31/04, to be repurchased at $3,218 on 4/1/04 (Collateral: $3,145 Fannie Mae notes, 4.61%, due 10/10/13, value $3,284)		3,218	3,218

Total Repurchase Agreements (Identified Cost—$6,437)			6,437

Total Investments (Identified Cost—$497,697)	98.3%		566,364
Other Assets Less Liabilities	1.7%		10,052

Net Assets	100.0%		$576,416

Net Assets Consist of:
Accumulated paid-in capital applicable to:
47,495 Institutional Class shares outstanding	$453,041
950 Financial Intermediary Class shares outstanding	10,332
Undistributed net investment income/loss	(5)
Accumulated net realized gain/(loss) on investments	44,381
Unrealized appreciation/(depreciation) of investments	68,667

Net Assets	$576,416

Net Asset Value Per Share:
Institutional Class	$11.90
Financial Intermediary Class	$11.88

A	Non-income producing.

See notes to financial statements.

Annual Report to Shareholders

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2004

(Amounts in Thousands)

Batterymarch U.S. Small Capitalization Equity Portfolio

Investment Income:
Dividends	$3,800A
Interest	103

Total income		$3,903

Expenses:
Management fee	2,860
Distribution and service fees	9B
Audit and legal fees	39
Custodian fees	215
Directors’ fees and expenses	21
Registration fees	84
Reports to shareholders	17
Transfer agent and shareholder servicing expense:
Institutional Class	45
Financial Intermediary Class	—C
Other expenses	32

Total expenses		3,322

Net Investment Income/(Loss)		581

Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on investments	74,948
Change in unrealized appreciation/(depreciation) of investments	72,983

Net Realized and Unrealized Gain/(Loss) on Investments		147,931

Change in Net Assets Resulting From Operations		$148,512

A	Net of foreign taxes of $15.
B	See Note 1 to financial statements.
C Amount	less than $1.

See notes to financial statements.

Annual Report to Shareholders

STATEMENT OF CHANGES IN NET ASSETS

(Amounts in Thousands)

Batterymarch U.S. Small Capitalization Equity Portfolio

	FOR THE YEARS ENDED MARCH 31,
	2004	2003

Change in Net Assets:
Net investment income/(loss)	$581	$961
Net realized gain/(loss) on investments	74,948	(13,527)
Net change in unrealized appreciation/(depreciation) of investments	72,983	(22,760)

Change in net assets resulting from operations	148,512	(35,326)
Distributions to shareholders from net investment income:
Institutional Class	(913)	(817)
Financial Intermediary Class	—D	—
Distributions to shareholders from net realized gain on investments
Institutional Class	(9,724)	—
Financial Intermediary Class	(27)	—
Change in net assets from Fund share transactions:
Institutional Class	218,892	87,927
Financial Intermediary Class	9,612	720

Change in net assets	366,352	52,504

Net Assets:
Beginning of year	210,064	157,560

End of year (including undistributed net investment income/(loss) of $(5) and $188, respectively)	$576,416	$210,064

D	Amount less than $1.

See notes to financial statements.

Annual Report to Shareholders

FINANCIAL HIGHLIGHTS

Batterymarch U.S. Small Capitalization Equity Portfolio

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Institutional Class:

	YEARS ENDED MARCH 31,
	2004	2003	2002	2001		2000A

Net asset value, beginning of year	$8.09	$10.27	$8.72	$9.68		$10.00

Investment operations:
Net investment income/(loss)	.01	.04	.03	.03	B	—	B,C
Net realized and unrealized gain/(loss) on investments	4.05	(2.18)	1.56	(.97)		(.32)

Total from investment operations	4.06	(2.14)	1.59	(.94)		(.32)

Distributions:
From net investment income	(.02)	(.04)	(.04)	(.02)		—
From net realized capital gain on investments	(.23)	—	—	—		—

Total distributions	(.25)	(.04)	(.04)	(.02)		—

Net asset value, end of year	$11.90	$8.09	$10.27	$8.72		$9.68

Ratios/supplemental data:
Total return	50.52%	(20.87)%	18.26%	(9.72)%		(3.20	)%D
Expenses to average net assets	.81%	.87%	.94%	.95	%B	.95	%B,E
Net investment income/(loss) to average net assets	.15%	.59%	.35%	.59	%B	3.42	%B,E
Portfolio turnover rate	141.1%	119.4%	158.0%	146.5%		N.M.

Net assets, end of year (in thousands)	$565,130	$209,376	$157,560	$92,136		$6,757

A	For the period March 13, 2000 (commencement of operations) to March 31, 2000.
B	Net of fees waived and expenses reimbursed by the manager pursuant to a contractual expense limitation of 0.95% until August 1, 2004. If no fees had been waived or expenses reimbursed by the manager, the annualized ratio of expenses to average net assets would have been as follows: for the year ended March 31, 2001, 1.14%; and for the period ended March 31, 2000, 5.70%.
C	$0.004 per share.
D	Not annualized.
E	Annualized.

N.M.—Not meaningful.

See notes to financial statements.

Financial Intermediary Class:

	Year Ended March 31,
	2004	2003F

Net asset value, beginning of period	$8.09	$8.47

Investment operations:
Net investment income/(loss)	(.01)	—G
Net realized and unrealized gain/(loss) on investments	4.03	(.38)

Total from investment operations	4.02	(.38)

Distributions:
From net investment income	—H	—
From net realized capital gain on investments	(.23)	—

Total distributions	(.23)	—

Net asset value, end of year	$11.88	$8.09

Ratios/supplemental data:
Total return	50.01%	(4.49	)%D
Expenses to average net assets	1.06%	1.10	%E
Net investment income/(loss) to average net assets	(.33)%	.14	%E
Portfolio turnover rate	141.1%	119.4%

Net assets, end of year (in thousands)	$11,286	$688

F	For the period January 9, 2003 (commencement of operations) to March 31, 2003.
G	$0.0003 per share.
H	$0.004 per share.

See notes to financial statements.

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS

(Amounts in Thousands)

1. Organization and Significant Accounting Policies:

The Legg Mason Charles Street Trust, Inc., consisting of the Batterymarch U.S. Small Capitalization Equity Portfolio (“Fund”), is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

The Fund offers two classes of shares: Institutional Class and Financial Intermediary Class. Effective March 1, 2004, both classes were closed to new investors. The income and expenses of the Fund are allocated proportionately to each class based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”) which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors.

Security Transactions

Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 2004, receivables for securities sold and payables for securities purchased were:

Receivable for Securities Sold	Payable for Securities Purchased
$11,642	$5,161

For the year ended March 31, 2004, investment transactions (excluding short-term investments) were:

Purchases	Proceeds From Sales
$777,668	$558,716

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December to the extent necessary. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

2. Federal Income Taxes:

No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

Distributions during the years ended March 31, 2004 and 2003, were characterized as follows for tax purposes:

	For the Years Ended March 31,
	2004	2003
Ordinary income	$5,305	$817
Long-term capital gains	5,359	—

Total distributions	$10,664	$817

The tax basis components of net assets at March 31, 2004, were:

Unrealized appreciation	$77,932
Unrealized depreciation	(9,772)

Net unrealized appreciation/(depreciation)	68,160
Undistributed net investment income	30,723
Undistributed long-term capital gains	14,165
Other temporary differences	(5)
Paid-in capital	463,373

Net assets	$576,416

The difference between book and tax basis unrealized appreciation is primarily due to the tax deferral of wash sale losses.

The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. During the current fiscal year, the Fund utilized $13,169 of capital loss carryforwards to offset current year realized gains. There were no capital loss carryforwards at March 31, 2004.

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended March 31, 2004, the Fund recorded the following permanent reclassifications, which relate to the reclassification of distribution for tax purposes. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$139
Accumulated realized gain/(loss)	(139)

At March 31, 2004, the cost of investments for federal income purpose was $498,204.

3. Transactions With Affiliates:

The Fund has a management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to the agreement, LMFA provides the Fund with management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Fund’s average daily net assets. At March 31, 2004, management fees payable to LMFA were $335.

Batterymarch Financial Management, Inc. (“Batterymarch”) serves as investment adviser to the Fund. The investment adviser is responsible for the actual investment activity of the Fund. To the extent LMFA receives a management fee after taking into account its contractual obligation to limit expenses as discussed below, LMFA will pay Batterymarch the entire management fee it receives from the Fund.

LMFA has contractually agreed, until August 1, 2004, to waive its fees and reimburse expenses in any month to the extent the Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expense) exceed during that month an annual rate of 0.95% and 1.20% of the average daily net assets of the Institutional and Financial Intermediary Classes, respectively.

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Fund to LMFA to the extent that, from time to time during the next three fiscal years, the repayment will not cause the Fund’s expenses to exceed the limit, if any, imposed by LMFA at that time. At March 31, 2004, there were no amounts subject to repayment.

Legg Mason Wood Walker, Incorporated (“Legg Mason”), a member of the New York Stock Exchange, serves as the Fund’s distributor. The 12b-1 plan for the Financial Intermediary Class of the Fund provides for payments of distribution and service fees to Legg Mason at an annual rate of up to 0.40% of the Class’s average daily net assets. The Board of Directors of the Fund has approved payments under this plan of 0.25% of average daily net assets. At March 31, 2004, service fees payable to Legg Mason were $2.

No brokerage commissions were paid by the Fund to Legg Mason or its affiliates during the year ended March 31, 2004.

Batterymarch, LMFA and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

4. Line of Credit

The Fund, along with certain other Legg Mason funds, participates in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended March 31, 2004.

5. Fund Share Transactions

At March 31, 2004, there were 500 million shares authorized at $0.001 par value for each of the Institutional and Financial Intermediary Classes of the Fund. Share transactions were as follows:

	Institutional Class		Financial Intermediary Class
	Year Ended		Year Ended
	3/31/04	3/31/03	3/31/04	3/31/03A

Shares:
Sold	27,874	12,975	1,166	92
Reinvested	937	93	2	—
Repurchased	(7,197)	(2,532)	(303)	(7)

Net Change	21,614	10,536	865	85

Amount:
Sold	$286,751	$109,328	$13,092	$778
Reinvested	10,373	762	27	—
Repurchased	(78,232)	(22,163)	(3,507)	(58)

Net Change	$218,892	$87,927	$9,612	$720

A	For the period January 9, 2003 (commencement of operations) to March 31, 2003.

Annual Report to Shareholders

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors

Legg Mason Charles Street Trust, Inc.—Batterymarch U.S. Small Capitalization Equity Portfolio

We have audited the accompanying statement of net assets of Batterymarch U.S. Small Capitalization Equity Portfolio (the “Portfolio”) as of March 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Batterymarch U.S. Small Capitalization Equity Portfolio at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Philadelphia, Pennsylvania

April 30, 2004

Annual Report to Shareholders

DIRECTORS AND OFFICERS

The table below provides information about each of the Fund’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

Name, Position(s) and Year First Elected With Fund, and Age	Number of Legg Mason Funds Overseen and Other Directorships	Principal Occupation(s) During the Past Five Years

Independent Directors:A

Lehman, Arnold L. Director since 2001B Age 59	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Director of The Brooklyn Museum of Art since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. Director since 2002B Age 47	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Retired. Director of Bermuda SMARTRISK (non-profit) since 2001. Formerly: Chief Investment Officer of ACE Limited (insurance) (1995-2000).

McGovern, Jill E. Director since 2001B Age 59	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Chief Executive Officer of The Marrow Foundation since 1993. Formerly: Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Mehlman, Arthur S. Director since 2002B Age 62	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Retired. Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation and University of Maryland College Park Foundation (non-profits). Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter Director since 2001B Age 57	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios); Director of the Royce Family of Funds (consisting of 20 portfolios); Director of Renaissance Capital Greenwich Funds; and Director of Technology Investment Capital Corp.	Trustee of Colgate University; President of Hill House, Inc. (residential home care). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford Director since 2002B Age 60	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Consultant, Rowan & Blewitt Inc. (management consulting); Visiting Associate Professor, George Washington University since 2000; Director of Santa Fe Institute (scientific research institute) since 1999; Director of Annapolis Center for Science-Based Public Policy since 1995.

Interested Directors:C

Curley, John F., Jr. Chairman and Director since 2001B Age 64	Chairman and Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Chairman of the Board of all Legg Mason funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Fetting, Mark R. President and Director since 2001B Age 49	President and Director/Trustee of all Legg Mason funds (consisting of 23 portfolios); Director of the Royce Family of Funds (consisting of 20 portfolios).	Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates; Vice President, T. Rowe Price Group, Inc.

Annual Report to Shareholders

DIRECTORS AND OFFICERS—Continued

Name, Position(s) and Year First Elected With Fund, and Age	Number of Legg Mason Funds Overseen and Other Directorships	Principal Occupation(s) During the Past Five Years

Executive Officers:D

Karpinski, Marie K. Vice President and Treasurer since 2001B Age 55	Vice President and Treasurer of all Legg Mason funds (consisting of 23 portfolios).	Vice President and Treasurer of all Legg Mason funds; Vice President and Treasurer of Legg Mason Fund Adviser, Inc. and Western Asset Funds, Inc.; Treasurer and Principal Financial and Accounting Officer of Pacific American Income Shares, Inc., Western Asset Premier Bond Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2.

Merz, Gregory T. Vice President, Secretary and Chief Legal Officer since 2003B Age 45	Vice President, Secretary and Chief Legal Officer of all Legg Mason funds (consisting of 23 portfolios)	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002); Senior Associate, Debevoise & Plimpton (1985-1993).

Additional information about the Fund’s Directors and Officers is contained in the Statement of Additional Information, available without charge upon request by calling 1-888-425-6423 or on the Securities and Exchange Commission website (http://www.sec.gov).

A	Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).
B	Directors of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Fund serve one-year terms, subject to annual reappointment by the Board of Directors.
C	Mr. Curley and Mr. Fetting are considered to be interested persons (as defined in the 1940 Act) of the Fund by virtue of being both employees of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Fund and as owners of common stock of Legg Mason, Inc.
D	Officers of the Fund are interested persons (as defined in the 1940 Act).

Batterymarch U.S. Small Capitalization Equity Portfolio

Investment Manager

Legg Mason Fund Adviser, Inc.

Investment Adviser

Batterymarch Financial Management, Inc.

Boston, MA

Transfer Agent

Boston Financial Data Systems

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart LLP

Washington, DC

Independent Auditors

Ernst & Young LLP

Philadelphia, PA

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities is available in the Statement of Additional Information, available without charge upon request by calling 1-888-425-6423 or on the Securities and Exchange Commission’s website (http://www.sec.gov).

This report is not to be distributed unless preceded or accompanied by a prospectus.

Legg Mason Wood Walker, Incorporated

Member NYSE, Inc., Member SIPC

100 Light Street

Baltimore, MD 21203

888-425-6432

Item  2 – Code of Ethics

(a)	Legg Mason Charles Street Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, a copy of which is attached as Exhibit 11(a)(1) to this Form N-CSR.

(b)	Omitted.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

Item  3 – Audit Committee Financial Expert

The directors of the Registrant determined that its board has at least one audit committee financial expert serving on its Audit Committee.

Mr. Arthur S. Mehlman is the Audit Committee financial expert. He is “independent.”

Item  4 – Principal Accountant Fees and Services

(a)	Audit Fees

Fiscal	Year Ended March 31, 2003 – $21,350
Fiscal	Year Ended March 31, 2004 – $22,800

(b)	Audit-Related Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item (a) above.

Ernst & Young LLP did not bill fees for assurance and related services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees.

Fiscal Year Ended March 31, 2003 – $5,500

Fiscal Year Ended March 31, 2004 – $5,000

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

Ernst & Young LLP did not bill fees for tax services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Items (a) or (c) above.

Ernst & Young LLP did not bill fees for services not included in Items 4(a) or (c) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1) The Audit Committee’s only policy is delegation to its Chairperson of the authority to pre-approve items that require a decision prior to the next meeting of the Committee.

(2)	None

Ernst & Young LLP did not bill fees for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	Not applicable.

(g)	None

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures

Not applicable.

Item 8 – Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 9 – Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary.

Item 10 – Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s last half-year that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 11 – Exhibits

(a)	File the exhibits listed below as part of this Form.

(a)(1)	The Registrant’s code of ethics is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Charles Street Trust, Inc.

By:	/s/ Mark R. Fetting

Mark R. Fetting President Legg Mason Charles Street Trust, Inc.

Date: 5/21/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark R. Fetting

Mark R. Fetting President Legg Mason Charles Street Trust, Inc.

Date: 5/21/04

By:	/s/ Marie K. Karpinski

Marie K. Karpinski Treasurer Legg Mason Charles Street Trust, Inc.

Date: 5/21/04